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UNDERWRITING AGREEMENT

New York, New York
[●], 2010

Brean Murray, Carret & Co., LLC
570 Lexington Avenue
New York, New York 10022

As Representative of the Underwriters
named on Schedule I hereto

Ladies and Gentlemen:

The undersigned, China SLP Filtration Technology, Inc., a company formed under the laws of the State of Delaware (collectively with its subsidiaries and affiliates, including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined) as being subsidiaries or affiliates of the Company, the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Brean Murray, Carret & Co., LLC is acting as representative (hereinafter referred to as the “Representative” or “you” (including its correlatives)), to sell and issue to the Underwriters an aggregate of [   ] shares of common stock, $0.001 par value per share (the “Common Stock”) of the Company (the “Firm Shares”).  The Firm Shares are more fully described in the Registration Statement and Prospectus referred to below.

The offering and sale of the Common Stock contemplated by this underwriting agreement (the “Underwriting Agreement”) is referred to herein as the “Offering.”

1.	Purchase and Sale of Securities.

1.1         Firm Securities.

1.1.1.  Nature and Purchase of Firm Securities.

(i)           On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of [●] Firm Shares at a purchase price (net of discounts and commissions) of $[●] per Firm Share (93.0% of the per Firm Share public offering price).

(ii)          The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Shares set forth opposite their respective names on Schedule I attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $[●] per Firm Share (93.0% of the per Firm Share public offering price). The Firm Shares are to be offered to the public at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

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1.1.2.  Shares Payment and Delivery.

(i)           Delivery of and payment for the Firm Shares shall be made at [10:00] a.m., Eastern time, on the third (3rd) Business Day following the date hereof (or if the Firm Shares are priced as contemplated by Rule 15c6-1(c) under the Exchange Act after 4:30 p.m. Eastern time, the fourth (4th) Business Day following the date hereof) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of Pillsbury Winthrop Shaw Pittman LLP, counsel to the Underwriters (“Pillsbury”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for, and delivery of certificates representing, the Firm Shares is referred to herein as the “Closing.”

(ii)          Payment for the Firm Shares shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds.  Any remaining proceeds (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement) shall be paid to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Shares (or through the full fast transfer facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters.  The Firm Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date.  The Company will permit the Representative to examine and package the Firm Shares for delivery, at least one full Business Day prior to the Closing Date.  The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Representative for all the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York City.

1.2         Over-allotment Option.

1.2.1.  Option Shares.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to grant the Underwriters, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares, an option (the “Over-allotment Option”) to purchase up to [●] shares of the Common Stock (the “Option Shares”) representing fifteen percent (15%) of the Firm Shares sold in the offering from the Company. The purchase price to be paid for the Option Shares will be the same price per Option Share as the price per Firm Share set forth in Section 1.1.1(ii) hereof; provided, however, that the purchase price for any Option Shares shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Public Securities.”

1.2.2.  Exercise of Option.  The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Underwriters as to all (at any time) or any part (from time to time) of the Option Shares within forty-five (45) days after the date hereof. The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the number of Option Shares to be purchased and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which will not be sooner than the Closing Date or later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of Pillsbury or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Shares specified in such notice.

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1.2.3.  Payment and Delivery.  Payment for and delivery of the Option Shares will be made on the Option Closing Date in the same manner as the payment for and delivery for the Firm Shares as set forth in Section 1.1.2(ii) hereof.

1.3         Underwriter’s Warrants.

1.3.1.  Warrant Terms. The Company hereby agrees to issue to the Representative (and/or its permitted designees) on the Closing Date one or more warrants (“Underwriter’s Warrants”) for the purchase of an aggregate of [●] shares of Common Stock.  Each Underwriter’s Warrant, in substantially the form attached hereto as Exhibit A, shall be exercisable, in whole or in part, commencing on a date which is one year from the Applicable Time (as defined below) and expiring on the five-year anniversary of the Applicable Time at an initial exercise price per share of $[            ], which is equal to 125.0% of the public offering price of the Firm Shares. The shares of Common Stock issuable upon exercise of the Underwriter’s Warrants are hereinafter referred to as the “Underwriter’s Warrant Shares”.  The Underwriter’s Warrants and the Underwriter’s Warrant Shares are hereinafter referred to collectively as the “Underwriter’s Securities,” and together with the Public Securities, the “Securities.”  The Representative understands and agrees that there are significant restrictions pursuant to the Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5110 against transferring the Underwriter’s Warrants and the Underwriter’s Warrant Shares during the first year after the effective date of the Registration Statement (as defined below) (the “Effective Date”) and, effective upon the Company’s delivery of the Underwriter’s Warrants, agrees that it will not, sell, transfer, assign, pledge or hypothecate the Underwriter’s Warrants or Underwriter’s Warrant Shares, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of the Underwriter’s Warrants or the Underwriter’s Warrant Shares for a period of 180 days following the Effective Date to anyone other than (i) a Selected Dealer (as defined below) in connection with the Offering, or (ii) a bona fide officer or partner of an Underwriter or of such Selected Dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

1.3.2.  Delivery.  Delivery of the Underwriter’s Warrants shall be made on the Closing Date and shall be issued in the name or names and in such authorized denominations as the Representative may request at least two (2) full Business Days prior to the Closing Date.

2.
Representations and Warranties of the Company.  The Company represents and warrants to each of the Underwriters as of the Applicable Time, as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1         Filing of Registration Statement.

2.1.1.  Registration Statement and Prospectus.  A registration statement on Form S-1 (File No. 333-168028) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b) of the Regulations. Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

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If the Company has elected not to rely upon Rule 430A of the Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) of the Regulations that discloses the information previously omitted from the prospectus in reliance upon Rule 430A of the Regulations. Each part of such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date, each part of such registration statement as so amended (but only from and after the effectiveness of such amendment, including a registration statement (if any) filed pursuant to Rule 462(b) of the Regulations increasing the size of the offering registered under the Act, and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) of the Regulations, is hereinafter called the “Registration Statement.” The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the “Prospectus,” except that if any prospectus filed by the Company with the Commission pursuant to Rule 424(b) of the Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Regulations, but not including a “free writing prospectus” as defined in Rule 405 of the Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term “Prospectus” shall refer to such differing prospectus from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) of the Regulations or from and after the time of its first use within the meaning of the Regulations. The term “Preliminary Prospectus” as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A of the Regulations. All references in this Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

2.1.2.  Registration under the Exchange Act.  The Company has filed with the Commission a Form 10-SB (File Number 000-53010) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Common Stock under the Exchange Act has been declared effective by the Commission on or prior to the date hereof.

2.2         No Stop Orders, etc.

2.2.1.  Neither the Commission nor, to the best of the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Prospectus or the Registration Statement or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.  The Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Securities.

2.2.2.  (i) The Registration Statement, in the form in which it became effective, and also in such form as it may be when any post-effective amendment thereto shall become effective, and (ii) the Prospectus, including any supplement or amendment thereto or any preliminary form thereof, each when filed with the Commission pursuant to Rule 424(b) under the Act, complied and will comply in all material respects with the provisions of the Act and the Exchange Act. The Company did not and has not received from the Commission any notice pursuant to Rule 401(g) under the Act objecting to the use of the Registration Statement or any amendments or supplements thereto.

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2.3         Disclosures in Registration Statement.

2.3.1.  10b-5 Representation.  As of the time any part of the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Regulations increasing the size of the offering registered under the Act) became effective, upon the filing or first use (within the meaning of the Regulations) of the Prospectus (or any supplement to the Prospectus) and at the Closing Date and Option Closing Date, if any:

(i)          The Registration Statement, the Prospectus and the Disclosure Package, including any amendments thereof and supplements or exhibits thereto, did and will conform in all material respects to the requirements of the Act and the Regulations;

(ii)          The Registration Statement and the Prospectus, including any amendment thereof and supplements or exhibits thereto, on such dates, did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading, and (ii) in the case of the Prospectus in light of the circumstances under which they were made, not misleading.  When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) under the Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  No representation and warranty is made in this section 2.3.1(ii), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein.  The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the statements with respect to the public offering of the Securities by the Underwriters regarding the names and corresponding share amounts set forth in the table of the Underwriters under the caption “Underwriting” and the concession and reallowance figures and the paragraph relating to stabilization by the Underwriters appearing under the caption “Underwriting” in the Prospectus (the “Underwriters’ Information”).

(iii)         Each Issuer Free Writing Prospectus (as defined below), if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Public Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or the Disclosure Package, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The representations and warranties set forth in the immediately preceding sentence shall not apply to any statement made or omitted in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein. Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Applicable Time (as defined below) and the Statutory Prospectus, all considered together (collectively, the “Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Disclosure Package, includes or included as of the Applicable Time any untrue statement of a material fact or omit or omitted as of the Applicable Time to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer Free Writing Prospectus based upon and in conformity with the Underwriters’ Information. As used in this paragraph and elsewhere in this Underwriting Agreement.

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(1) “Applicable Time” means [__ ] (Eastern time) on the date of this Underwriting Agreement.

(2) “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A of the Regulations shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) of the Regulations.

(3) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Regulations, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) of the Regulations because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 of the Regulations which is made available without restriction, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

(4) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II hereto.

(5) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus. The term Issuer Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

2.3.2.  Disclosure of Agreements.  The agreements and documents described in the Registration Statement, the Prospectus and the Disclosure Package, including any post-effective amendments or supplements thereto, conform to the descriptions thereof contained therein and there are no agreements or other documents required by the Act and the Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its Subsidiaries (as defined below) is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Prospectus or the Disclosure Package, including any amendment or supplement thereto, or (ii) is material to the Company or any Subsidiary’s business, has been duly authorized and validly executed by the Company or any Subsidiary, as the case may be, is in full force and effect in all material respects and is enforceable against the Company or any Subsidiary and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. None of such agreements or instruments has been assigned by the Company or any Subsidiary, and neither the Company nor, to the best of the Company’s knowledge, any other party is in default thereunder and, to the best of the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company and any Subsidiary of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

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2.3.3.  Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company, except as disclosed in the Registration Statement, the Prospectus or the Disclosure Package, including any amendments or supplements thereto.

2.3.4. Regulations.  The disclosures in the Registration Statement, the Prospectus or the Disclosure Package concerning the effects of federal, state, local and all foreign regulation on the Company and its Subsidiaries’ business as currently contemplated are correct in all material respects.

2.3.5. Free Writing Prospectus.  (A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representative as described in Section 3.4 hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; (B) (1) At the time of filing the Registration Statement and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 of the Regulations, including the Company or any Subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Regulations (without taking account of any determination by the Commission pursuant to Rule 405 of the Regulations that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 of the Regulations. (C) Each Issuer Free Writing Prospectus satisfied, as of its issue date, and will satisfy at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433 of the Regulations.

2.3.6. Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) (a “Forward-Looking Statement”) contained in the Registration Statement, the Prospectus or the Disclosure Package, including any amendment or supplement thereto, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

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2.4         Changes After Dates in Registration Statement.

2.4.1.  No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the Prospectus, or the Disclosure Package, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company and its Subsidiaries, take as a whole; (ii) there have been no material transactions (including any off-balance sheet arrangements or guarantees) entered into by the Company or its Subsidiaries, other than as contemplated pursuant to this Underwriting Agreement; (iii) there has been no dividend or distribution of any kind declared, paid or made by any of the Company and its Subsidiaries on any class of capital stock or repurchase or redemption by the Company or its Subsidiaries of any class of capital stock; and (iv) no officer or director of the Company or any Subsidiary has resigned from any position with the Company or any Subsidiary.

2.4.2.  Recent Transactions, etc.  Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement and the Prospectus, the Company has not: (i) issued any securities or incurred any liability or obligation (including any off-balance sheet arrangements or guarantees), direct, indirect or contingent, for borrowed money or otherwise; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5          Disclosures in Commission Filings.  None of the Company’s filings with the Commission contain any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading. The Company has timely made all filings with the Commission as required under the Exchange Act.

2.6          Independent Accountants.  To the knowledge of the Company, Child, Van Wagoner & Bradshaw, PLLC (“Child, Van Wagoner”), who has certified or shall certify certain financial statements and schedules included in and whose report is filed with the Commission as part of the Registration Statement and Prospectus, is and was, during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Company as required by the Act, the Regulations, the Public Company Accounting Oversight Board and Section 2(a)(12) of the Sarbanes-Oxley Act, and is not, and was not, in violation of the auditor independence requirements of the Sarbanes-Oxley Act. Child, Van Wagoner has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

2.7          Financial Statements, etc.  The financial statements, including the notes thereto and supporting schedules, included in the Registration Statement, the Prospectus and the Disclosure Package fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) of the United States, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. All non-GAAP financial information included in the Registration Statement, the Prospectus and the Disclosure Package, complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act, to the extent applicable. The Registration Statement, Prospectus and Disclosure Package disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, (a) neither the Company nor any of its direct and indirect subsidiaries, including each entity (corporation, partnership, joint venture, association or other business organization) controlled directly or indirectly by the Company (each a “Subsidiary” and collectively the “Subsidiaries”), has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries or any grants under any stock compensation plan, and (d) there has not been any material adverse change in the Company’s long-term or short-term debt.  All pro forma financial statements, data or information, if any, included in the Registration Statement, the Prospectus or the Disclosure Package, including any amendments or supplements thereto, comply in all material respects with the requirements of the Act and the Exchange Act, and the assumptions used in the preparation of such pro forma financial statements, data or information are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements, data or information. The Company has filed with the Commission all financial statements, together with notes thereto and supporting schedules, required to be filed pursuant to Regulation S-X under the Act.

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2.8         Authorized Capital; Options, etc.  The Company had, at the date or dates indicated in the Prospectus, the duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Prospectus and the Disclosure Package. Based on the assumptions stated in the Registration Statement, the Prospectus and the Disclosure Package, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Prospectus and the Disclosure Package, on the date hereof and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock of the Company or any security convertible into Common Stock of the Company, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities. Further, the exercise price of each option to acquire Common Stock (each, a “Company Stock Option”) is no less than the fair market value of a share of Common Stock as determined on the date of grant of such Company Stock Option. All grants of Company Stock Options were validly issued and properly approved by the Board of Directors of the Company in compliance with (i) all applicable laws and (ii) the terms of the plans under which such Company Stock Options were issued and were recorded on the Company’s financial statements in accordance with GAAP, and no such grants involved any “back dating,” “forward dating,” “spring loading” or similar practices with respect to the effective date of grant.

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2.9         Valid Issuance of Securities, etc.

2.9.1.  Outstanding Securities.  All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Underwriting Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized shares of Common Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the Disclosure Package. The offers and sales of the outstanding securities of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security. As used herein, the term “Relevant Security” means any Common Stock or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for Common Stock or equity securities, or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any Subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.

2.9.2.  Securities Sold Pursuant to this Underwriting Agreement.  The Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Prospectus and the Disclosure Package. The Securities are freely transferable to and for the account of the several Underwriters; there are no restrictions on subsequent transfers of the Securities under the laws of the United States, Hong Kong or the PRC, except as described in the Registration Statement, the Prospectus and the Disclosure Package.

2.10       Subsidiaries.  The descriptions of the ownership structure of the Company and its Subsidiaries as set forth in the Registration Statement and the restructurings set forth in the Registration Statement under the caption “Our Corporate Structure and History” are accurate and complete. The ownership structure of the Company and Subsidiaries, both currently and after giving effect to the offering of the Securities (the “Corporate Structure”), are in material compliance with existing laws and regulations of the People’s Republic of China (“PRC”).  All consent, approval, authorization or order of, or registration or filing with any Governmental Authority required for the restructuring transactions resulting into the Corporate Structure (collectively, the “Restructuring”), including without limitation the share exchange transaction between the Company, Hong Hui Holdings Limited (“Hong Hui”) and shareholders of Hong Hui, have been duly obtained, and none of such governmental authorizations has been withdrawn or revoked nor, to the Company’s knowledge, are there circumstances which may give rise to such governmental authorizations being withdrawn or revoked, or is subject to any condition precedent which has not been fulfilled or performed. The Restructuring did not and/or does not (A) contravene or conflict with any provision of any applicable PRC laws and regulations, (B) contravene or conflict with the respective articles of association, business license or other constitutional documents of any of the Company and its Subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Company and its Subsidiaries is a party or by which any of the Company and its Subsidiaries is bound or to which any of the property or assets of any of the Company and its Subsidiaries is subject, except in the case of (c) where non-compliance would not reasonably be expected to have a Material Adverse Effect. The Company’s PRC subsidiary Foshan S.L.P. Special Materials Co., Ltd. (“Foshan S.L.P”) operates its business in material compliance with all PRC laws and regulations. Except for the Subsidiaries as set forth in Exhibit 21 to the Registration Statement, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.  All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).  No director, officer or key employee of the Company named in the Prospectus holds any direct equity, debt or other pecuniary interest in any Subsidiary or any Person with whom the Company or any Subsidiary does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of Common Stock.

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2.11       Registration Rights of Third Parties.  Except as set forth in the Registration Statement, the Prospectus and the Disclosure Package, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company. Each director and officer of the Company and each stockholder of the Company listed on Schedule III hereto has delivered to the Representative his or her enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

2.12       Validity and Binding Effect of Agreements.  Each of this Underwriting Agreement and the Underwriter’s Warrants has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.13       No Conflicts, etc.  The execution, delivery, and performance by the Company of this Underwriting Agreement, the Underwriter’s Warrants, and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its Subsidiaries is a party; (ii) result in any violation of the provisions of the Certificate of Incorporation, certificate of formation,  partnership agreement or other organizational documents of the Company or any of its subsidiaries (as the same may be amended, restated or supplemented from time to time, the “Charter Documents”); or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of its properties or business constituted as of the date hereof.

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2.14       No Defaults; Violations.  No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which any of the Company or its Subsidiaries is a party or by which the Company or any of its Subsidiaries may be bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is in violation of any term or provision of its Charter Documents, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of its properties or businesses.

2.15       Corporate Power; Licenses; Consents.

2.15.1. Conduct of Business.  Except as described in the Registration Statement, the Prospectus and the Disclosure Package, each of the Company and the Subsidiaries has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (collectively, its “permits”), that it needs as of the date hereof to conduct its business purpose as described in the Prospectus. Each of the Company and the Subsidiaries has fulfilled and performed all of its material obligations with respect to its permits, and no event has occurred that allows, or after notice of lapse of time would allow, revocation or termination thereof or that would result in any other material impairment of the rights of the holder of any of its permits. The disclosures in the Registration Statement, the Prospectus and the Disclosure Package, concerning the effects of federal, state, local and foreign regulation on this Offering and the Company and the Subsidiaries’ business purpose as currently contemplated are correct in all material respects.

2.15.2. Transactions Contemplated Herein.  The Company has all corporate power and authority to enter into this Underwriting Agreement and the Underwriter’s Warrants and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Underwriting Agreement and as contemplated by the Prospectus, except with respect to applicable federal and state securities laws, the rules and regulations of FINRA and the [Nasdaq/NYSE Amex/OTCBB].

2.16       D&O Questionnaires.  To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors, officers, [Bestyield Group Limited, Proudlead Limited, Newise Holdings, Pilot Link International Limited, High Swift Limited and Primary Capital, LLC] immediately prior to the Offering (the “Insiders”) as well as in the Lock-Up Agreements provided to the Representative is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Insider to become inaccurate and incorrect.

2.17       Litigation; Governmental Proceedings.  There is no legal or governmental action, suit, proceeding, inquiry, arbitration, investigation or litigation pending or, to the Company’s knowledge, threatened against, or involving the Company or any of its Subsidiaries or, to the Company’s knowledge, any executive officer or director that has not been disclosed in the Registration Statement, the Prospectus and the Disclosure Package [or in connection with the Company’s listing application for the listing of the Common Stock on the NYSE Amex/Nasdaq Capital Market].

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2.18       Good Standing.  Each of the Company and the Subsidiaries has been duly organized and is validly existing as corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company and its subsidiaries considered as a whole (“Material Adverse Effect”).

2.19       Transactions Affecting Disclosure to FINRA.

2.19.1. Finder’s Fees.  Except as described in the Registration Statement, the Prospectus and the Disclosure Package, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA.

2.19.2. Payments Within Twelve Months.  Except as described in the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any of its Subsidiaries has made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date, other than the prior payment of $50,000 to Rodman & Renshaw, LLC (“Rodman”) or its legal counsel pursuant to an engagement letter dated April 6, 2010 among the Company, the Representative and Rodman that was terminated prior to the date hereof pursuant to a letter dated July 2, 2010 among the Company, the Representative and Rodman.

2.19.3. Use of Proceeds.  None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates or associates, except as specifically authorized herein.

2.19.4. FINRA Affiliation.  Except as described in the Registration Statement, the Prospectus and the Disclosure Package, no officer, director, any beneficial owner of at least 5% of any class of the Company’s securities, or any beneficial owner of the Company’s unregistered securities, has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Representative and Pillsbury immediately if it learns that any officer, director, beneficial owner of at least 5% of any class of the Company’s securities, or beneficial owner of the Company’s unregistered securities, is or becomes an affiliate or associated person of any FINRA member except as described in the Registration Statement, the Prospectus and the Disclosure Package.

2.20       Foreign Corrupt Practices Act.  Neither the Company nor any of the directors, employees or officers of the Company or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus, (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company or (iv) might have violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). The Company has taken reasonable steps to ensure that its accounting controls, policies and procedures are sufficient to cause the Company to comply in all material respects with the FCPA.

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2.21       Money Laundering Laws.  The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.22       OFAC. Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

2.23       Officer’s Certificates.  Any certificate signed by any duly authorized officer of the Company and delivered to you or to Pillsbury shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.24       Related Party Transactions.  No transaction has occurred between or among the Company and any of its officers or directors, five percent (5%) shareholders or any affiliate or affiliates of any such officer or director or five percent (5%) shareholder that is required to be described in and is not described in the Registration Statement, the Prospectus and the Disclosure Package.

2.25       Board of Directors.  The Board of Directors of the Company is comprised of the persons set forth under the heading of the Prospectus captioned “Management.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules promulgated thereunder applicable to the Company and the rules of [NYSE Amex/Nasdaq]. At least one member of the Board of Directors of the Company qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act and the rules promulgated thereunder and the rules of [NYSE Amex/Nasdaq]. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of [NYSE Amex/Nasdaq].

2.26       Sarbanes-Oxley Compliance.

2.26.1. Disclosure Controls.  The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 of the Exchange Act, and such controls and procedures are effective to ensure that all information required to be disclosed concerning the Company will be made known on a timely basis, as required, to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

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2.26.2. Internal Control Over Financial Reporting. The Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Based on the most recent evaluation of its internal control over financial reporting, the Company is not aware of (i) any material weaknesses in the design or operation of internal control over financial reporting or (ii) any fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. There has been no change in the Company’s internal control over financial reporting that has occurred since the date of the latest auditing financial statements of the Company that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.26.3. Compliance.  The Company is, or on the date hereof will be, in compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all the material provisions of the Sarbanes-Oxley Act.

2.27       No Investment Company Status.  The Company is not and, after giving effect to the Offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Prospectus and the Disclosure Package, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

2.28       No Labor Disputes.  No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is threatened or imminent.

2.29       Intellectual Property. Each of the Company and its Subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its Subsidiaries as currently carried on and as described in the Registration Statement, the Prospectus and the Disclosure Package.  To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others.  Neither the Company nor any of its Subsidiaries has received any notice alleging any such infringement or fee.

2.30       Title; Liens. Each of the Company and its Subsidiaries has good and marketable title to all property, real and personal, described in the Registration Statement, the Prospectus and the Disclosure Package as being owned by it, free and clear of all liens, claims, security interests or other encumbrances that would materially and adversely affect the value thereof or materially interfere with the use made or presently contemplated to be made thereof by them as described in the Prospectus, except such as are described in the Registration Statement, the Prospectus and the Disclosure Package, and each property described in the Registration Statement, the Prospectus and the Disclosure Package as being held under lease by the Company or the respective Subsidiary is held by it under a valid, subsisting and enforceable lease.

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2.31       Distribution of Materials; Stabilizing Actions; etc.  The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus and the Disclosure Package. The Company has not, director or indirectly: (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; or (y) since the filing of the Registration Statement, (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Securities or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

2.32       Environmental Laws. Each of the Company and its Subsidiaries (i) is in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in material compliance with all terms and conditions of any such permit, license or approval. To the Company’s knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital or other expenditures to comply with Environmental Laws.

2.33       ERISA.  Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which its employees are eligible to participate.  Each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither the Company nor any of the Subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA

2.34       Insurance.  Each of the Company and its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged. All policies of insurance and fidelity or surety bonds insuring the Company, each of its Subsidiaries, or the Company’s or any Subsidiary’s business, assets, employees, officers and directors are in full force and effect. Each of the Company and its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect.

2.35       Retirement Benefit. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any Subsidiary, or to any other person.

2.36       Contingent Liability. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, there are no outstanding guarantees or other contingent obligations of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect.

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2.37       Dividend Distribution. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package (i) none of the Company’s Subsidiaries in the PRC is currently prohibited, directly or indirectly, from paying any dividends to the Company or from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company and (ii) all dividends declared by any of the Subsidiaries in the PRC may under the current laws and regulations of the PRC be freely transferred out of the PRC and may be paid in U.S. dollars, subject to the successful completion of PRC formalities required for such remittance, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any governmental authorization in the PRC.

2.38       Taxes.  Each of the Company and its Subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof.  Each of the Company and its Subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary.  The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement, the Prospectus and the Disclosure Package are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements.  Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries.  The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto.  The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

2.39       Data and Information. Statistical, industry-related and market-related data and information included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, including any amendment or supplement thereto, are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate in all material respects.

2.40       PFIC. The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder for the year ending December 31, 2010, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations.

2.41       PRC and Other Matters.

2.41.1. The Company does not have direct or indirect control of any entity through a variable interest entity relationship or in any manner other than by direct or indirect ownership of its Subsidiaries.

2.41.2. It is not necessary that this Agreement, the Registration Statement, the Prospectus or any other document be filed or recorded with any court, regulatory body, administrative agency or other governmental authority in the PRC.

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2.41.3. Except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package, the Company has taken all steps to comply with, and to cause compliance by all of the Company’s principal shareholders (as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus), directors and officers who are PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, requiring such shareholder, director and officer that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

2.41.4. Each of the Company and each of the Company’s directors that signed the Registration Statement is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce (the “MOFCOM”), the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange, and the relevant provisions thereof which purport to require foreign companies acquiring PRC companies to obtain the approval of MOFCOM prior to the acquisition by the foreign company of such PRC company; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each director has confirmed that he or she understands such legal advice; and as of the date of the Prospectus and as of the date of this Agreement, the M&A Rules did not and do not apply to the issuance and sale of the Securities, the Restructuring, the listing and trading of the Securities on the [NYSE AMEX/Nasdaq Capital Market], the consummation of the transactions contemplated by this Agreement, nor is the CSRC, MOFCOM or other PRC governmental approval required in connection with the above.  The Company and its Subsidiaries have received all proper and necessary approvals, permits and authorizations from government bodies for its business transactions.

2.41.5. Nothing has come to the attention of the Company that would lead it to believe that the CSRC is taking any action to require the Company to seek its approval for the consummation of the transactions contemplated under this Agreement or that would otherwise have a Material Adverse Effect.

2.42       Choice of Laws. The choice of laws of the State of New York as the governing law of this Underwriting Agreement is a valid choice of law under the laws of Delaware and will be honored by courts in Delaware.  The Company has the power to submit, and pursuant to Section 9.6 of this Underwriting Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 9.6 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Underwriting Agreement, the Underwriter’s Securities, or the Shares in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 9.6 hereof.

Exhbit 1.1

2.43       Immunity. Neither the Company nor any of the Subsidiaries, nor any of their respective properties, assets or revenues has any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Underwriting Agreement.  Each of the Company and its Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 9 of this Underwriting Agreement.  The irrevocable and unconditional waiver and agreement of each of the Company and its Subsidiaries not to plead or claim any such immunity in any legal action, suit or proceeding based on this Underwriting Agreement is valid and binding under the laws of the PRC, the Hong Kong Special Administrative Region (“Hong Kong”), the British Virgin Islands (“BVI”), and the United States.

3.	Covenants of the Company. The Company covenants and agrees with the several Underwriters as follows:

3.1         Amendments to Registration Statement.  The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, the Prospectus or the Disclosure Package proposed to be filed and not file any such amendment or supplement to which the Underwriter shall reasonably object in writing.

3.2         Federal Securities Laws.

3.2.1.  Compliance.  During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2.  Sarbanes-Oxley. The Company will comply with all the provisions of the Sarbanes-Oxley Act, and will use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such provisions of the Sarbanes-Oxley Act.

3.2.3.  Filing of Final Prospectus.  If the Company has elected to rely on Rule 430A of the Regulations, the Company will prepare and file a Prospectus (in form and substance satisfactory to the Representative) containing the information omitted therefrom pursuant to Rule 430A of the Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Regulations; if the Company has elected to rely upon Rule 462(b) of the Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) of the Regulations.

3.2.4.  Exchange Act Registration.  For a period of three (3) years from the date hereof, the Company will use its best efforts to maintain the registration of the Common Stock. The Company will not deregister the Common Stock under the Exchange Act without the prior written consent of the Representative.

Exhbit 1.1

3.2.5.  Free Writing Prospectuses.  The Company represents and agrees that it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus (or would otherwise constitute a “free writing prospectus” under Rule 405 of the Regulations) without the prior consent of the Representative. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus” and is listed on Schedule II hereto. The Company represents that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and has complied and will comply with the applicable requirements of Rule 433 of the Regulations, including timely Commission filing where required, legending and record keeping.

3.3         Delivery to the Underwriters of Prospectuses.  The Company will deliver to the Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Prospectus as the Underwriter may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to you two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

3.4         Effectiveness and Events Requiring Notice to the Representative.  The Company will use its best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months from the Applicable Time and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; (vi) of the happening of any event during the period described in this Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vii) of the occurrence of an event or development as a result of which an Issuer Free Writing Prospectus that has been issued conflicted or would conflict with the information contained in the Registration Statement, the Prospectus and the Disclosure Package relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time. In case of subclauses (vi) and (vii), the Company will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus, the Registration Statement and Prospectus to eliminate or correct such conflict, untrue statement or omission.

3.5         Review of Financial Statements.  For a period of five (5) years from the date hereof, the Company, at its expense, shall cause its regularly engaged independent certified public accounting firm to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information.

Exhbit 1.1

3.6         Secondary Market Trading and Standard & Poor’s.   The Company will apply to be included in Standard & Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five (5) years immediately after the date hereof.

3.7         Reports to the Underwriter.

3.8.1   Periodic Reports, etc.  For a period of three (3) years from the Effective Date, the Company will furnish to the Underwriter copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Underwriter: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) five (5) copies of each registration statement filed by the Company under the Act; (v) such additional documents and information with respect to the Company and the affairs of any future Subsidiaries of the Company as the Underwriter may from time to time reasonably request; provided the Underwriter shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and Pillsbury in connection with the Underwriters’ receipt of such information. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Underwriters pursuant to this Section 3.8.1.

3.8.2.  Transfer Sheets.  For a period of three (3) years from the Effective Date, the Company, at its own expense, shall retain a transfer and registrar agent acceptable to the Representative (the “Transfer Agent”) and will furnish to the Underwriter at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Underwriter may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. StockTrans, Inc. is acceptable to the Underwriter to act as Transfer Agent for the Company’s Common Stock.

3.8.3.  Trading Reports.  During such time as the Common Stock are listed on the [NYSE Amex/Nasdaq] the Company shall provide to the Representative, at the Company’s expense, such reports published by the [NYSE Amex/Nasdaq] relating to price trading of the Common Stock, as the Underwriter shall reasonably request.

Exhbit 1.1

3.8         Payment of General Expenses Related to the Offering.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Underwriting Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Securities with the Commission; (b) all COBRADesk filing fees associated with the review of the Offering by FINRA and all reasonable fees and disbursements of Pillsbury in connection with such review; all fees and expenses relating to the listing of the Securities on the [NYSE Amex/Nasdaq] and such other stock exchanges as the Company and the Representative together determine; (c) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors in an amount not to exceed $5,000 per individual; (d) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of Pillsbury in connection with such registration or qualification, [it being agreed that (i) if the Offering is commenced on the Nasdaq Global Market or the NYSE Amex, the Company will make a payment of $5,000 to such counsel on the Closing Date, or (ii) if the Offering is commenced on the [Nasdaq Capital Market] or on the [OTC Bulletin Board], the Company will make a payment of $15,000 to such counsel upon the commencement of “blue sky” work by such counsel (or, if “blue sky” work by such counsel was commenced prior to the execution of this Underwriting Agreement, no later than the date of this Underwriting Agreement) and an additional $5,000 on the Closing Date]; (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (f) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any blue sky surveys and, if appropriate, any agreement among underwriters, selected dealers’ agreement, underwriter’s questionnaire and power of attorney), Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary, (g) the costs and expenses of the Company’s public relations firm; (h) the costs of preparing, printing and delivering certificates representing the Securities; (i) fees and expenses of the transfer agent for the Common Stock; (j) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Representative; (k) the costs associated with advertising the Offering in the national editions of the Wall Street Journal and New York Times after the Closing Date; (1) the costs associated with bound volumes of the public offering materials as well as commemorative mementos and lucite tombstones, each of which the Company or its designee will provide within a reasonable time after the Closing in such quantities as the Representative may reasonably request; (m) the fees and expenses of the Company’s accountants; (n) the fees and expenses of the Company’s legal counsel and other agents and representatives; (o) the $10,000 cost associated with the Representative’s use of i-Deal’s book-building, prospectus tracking and compliance software for the Offering; (p) the Representative’s actual “road show” expenses for the Offering up to $10,000.  The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Representative to the extent not paid before the Closing Date.

3.9         Application of Net Proceeds.  The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use Of Proceeds” in the Prospectus.

3.10       Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the date hereof, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) of the Regulation and Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.11       Stabilization.  Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.12       Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Exhbit 1.1

3.13       Accountants.  As of the Effective Date, the Company shall retain an independent public accounting firm reasonably acceptable to the Representative, and the Company shall continue to retain a nationally recognized independent certified public accounting firm for a period of at least three (3) years after the date hereof.  The Representative acknowledges that Child, Van Wagoner is acceptable to the Representative.

3.14       FINRA.  The Company shall advise the Representative and Pillsbury (who shall make any appropriate filing with FINRA based upon such advice) if it is aware that any beneficial owner of 5% or more of any class of the Company’s securities or beneficial holder of any unregistered securities of the Company becomes an affiliate or associated person of any FINRA member.

3.15       Environmental Laws. The Company will comply in all material respects with all applicable Environmental Laws.

3.16       [NYSE Amex/Nasdaq] Listing. The Company has completed all required filings with the [NYSE Amex/Nasdaq] and other necessary actions in order to cause the Securities to be listed and admitted and authorized for trading on the [NYSE Amex/Nasdaq] and to use its best efforts to maintain such listing.

3.17       SAFE Filings. The Company will comply with the SAFE Rules and Regulations, and will use best efforts to cause its shareholders and option holders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them in connection with the Company, including without limitation, requesting each shareholder and option holder, that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

3.18       OFAC. The Company will not directly or indirectly use the proceeds from the sale of Securities hereunder, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

3.19       FCPA. The Company, including any parent, subsidiary, affiliate, employee or agent thereof, will use its best efforts to comply with the FCPA.

3.20       Regulation M. Until the Representative shall have notified the Company of the completion of the offering of the Securities, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

Exhbit 1.1

3.21       Lock-Up. Without the prior written consent of the Representative, for a period of 90 days after the date of this Underwriting Agreement, the Company and each director, officer and stockholder listed on Schedule III hereto shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for (i) the issuance of the Securities pursuant to the Registration Statement, (ii) the issuance of shares pursuant to the Company’s existing stock option plan or bonus plan as described in the Registration Statement, the Statutory Prospectus and the Prospectus, and (iii) issuances of Common Stock pursuant to valid exercises or conversions of options, warrants, convertible securities or rights outstanding on the date hereof.  In the event that during this period, (A) any shares are issued pursuant to the Company’s existing stock option plan or bonus plan that are exercisable during such 90-day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90-day period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of the Representative, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.  Notwithstanding the foregoing, (i) the Company represents and warrants that each such grantee or purchaser or holder of such registered securities shall be subject to similar lockup restrictions as set forth on Exhibit B attached hereto and the Company shall enforce such rights and impose stop-transfer restrictions on any such sale or other transfer or disposition of such shares until the end of the 90-day period and (ii) if (x) during the last 17 days of the 90-day period described in this Section 4(a)(ix) the Company issues an earnings release results or material news or a material event relating to the Company occurs; or (y) prior to the expiration of such 90-day period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the 90-day period; the restrictions imposed during this Section 4(a)(ix) shall continue to apply until the expiration of the 18-day period beginning on the release of the earnings results or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

3.22       Transfer Restrictions. The Company will at all times maintain transfer restrictions (including the inclusion of legends in share certificates, as may be required) with respect to the Common Stock which are subject to transfer restrictions pursuant to this Underwriting Agreement and the Lock-Up Agreements and shall ensure compliance with such restrictions on transfer of restricted Common Stock.  The Company shall retain all share certificates which are by their terms subject to transfer restrictions until such time as such transfer restrictions are no longer applicable to such securities.

3.23       Right of First Refusal.  For a period of twelve (12) months from the Closing, the Representative shall have the right of first refusal to act as, in the Company’s discretion, leading underwriter or nominally as a co-manager with at least 50% of the economics, or, in the case of a three-underwriter or placement agent transaction, 33% of the economics, for each and every future public and private equity offerings and public debt offerings of the Company, or any successor to or any subsidiary of the Company.

3.24       Press Releases and Public Announcements.  The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first business day following the 40th day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

3.25       No Fiduciary Duties.  The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that neither the Underwriters nor its affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Underwriting Agreement.

Exhbit 1.1

4.             Conditions of Underwriters’ Obligations.  The obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

4.1         Regulatory Matters.

4.1.1.  Effectiveness of Registration Statement.  The Registration Statement shall have become effective prior to the date of this Underwriting Agreement, and, at each of the Closing Date and the Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

4.1.2.  Prospectuses. The Prospectus, and any supplement thereto, shall have been filed with the Commission in the manner and within the time period required by Rules 424(b) and Rule 430A of the Regulations and in accordance with the provisions hereof; all material required to be filed by the Company pursuant to Rule 433(d) of the Regulations shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the satisfaction of the Representative.

4.1.3.  FINRA Clearance.  By the Effective Date, the Representative shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.4.  [NYSE Amex/Nasdaq]Stock Market Clearance.  On the Closing Date, the Common Stock, including the Public Securities, shall have been approved for listing on the [NYSE Amex/Nasdaq].

4.2         Company Counsel Matters.

4.2.1.  Closing Date Opinion of Counsel.  On the Closing Date, the Representative shall have received the favorable opinion of Guzov Ofsink, LLC, counsel to the Company (“Guzov Ofsink”), dated the Closing Date, addressed to the Representative, in substantially the form attached as Exhibit C-1 hereto.

4.2.2.  Closing Date Opinion of PRC Counsel.  On the Closing Date, the Representative shall have received the favorable opinion of Han Kun Law Firm, PRC counsel to the Company, dated the Closing Date, addressed to the Representative, in substantially the form attached as Exhibit C-2 hereto.

4.2.3.  Closing Date Opinion of HK Opinion.  On the Closing Date, the Representative shall have received the favorable opinion of Yung and Young, Hong Kong counsel to the Company, dated the Closing Date, addressed to the Representative, in substantially the form attached as Exhibit C-3 hereto.

4.2.4.  Closing Date Opinion of BVI Opinion.  On the Closing Date, the Representative shall have received the favorable opinion of [________], BVI counsel to the Company, dated the Closing Date, addressed to the Representative, in substantially the form attached as Exhibit C-4 hereto.

Exhbit 1.1

4.2.5.  Option Closing Date Opinions of Counsel. On the Option Closing Date, if any, the Representative shall have received the favorable opinions of each counsel listed in Sections 4.2.1 through 4.2.4, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the Representative, confirming as of the Option Closing Date, the statements made by such counsels in their respective opinions delivered on the Closing Date.

4.3         Comfort Letter.  At the time this Underwriting Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a comfort letter, addressed to you and in form and substance satisfactory in all respects to you from Child, Van Wagoner dated, respectively, as of the date of this Underwriting Agreement and as of the Closing Date and the Option Closing Date, if any; provided, however, that the comfort letter shall use a “cut-off” date no more than three (3) days prior to the Closing Date or the Option Closing Date, as the case may be.

4.4         Company Certificates.

4.4.1.  Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the President and Chief Executive Officer and another authorized officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Underwriting Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of the Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in this Agreement are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

4.4.2.  Secretary’s Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the Charter Documents are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Underwriting Agreement are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; (iv) as to the form of specimen certificate of the Common Stock; and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5         No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change, or development involving a prospective material adverse change, in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Prospectus and the Disclosure Package; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal, state or other commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Prospectus and the Disclosure Package; (iii) no stop order shall have been issued under the Act and no proceedings therefore shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Prospectus and the Disclosure Package, including any amendments or supplements thereto, shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and the Registration Statement, the Prospectus and the Disclosure Package, including any amendment or supplement thereto, shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exhbit 1.1

4.6         Delivery of Agreements.

4.6.1.  Deliveries at Applicable Time.  On or prior to the Applicable Time, the Company shall have delivered to the Representative executed copies of this Underwriting Agreement and the Lock-Up Agreements from each person or entity set forth on Schedule III hereto.

4.6.2.  Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Representative executed copies of the Underwriter’s Warrants and such further certificates and documents as you may have reasonably requested.

4.7         Other.

4.7.1.  Public Relations Firm.  On or prior to the Closing Date, the Company shall have engaged a financial public relations firm experienced in assisting U.S. public companies in public offerings of securities and in their relationship with their security holders.

4.7.2.  [NYSE Amex/Nasdaq].  The Securities have been approved for listing on the [NYSE Amex/Nasdaq] upon official notice of issuance and, on the date the Registration Statement became or becomes effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Exchange Act, became or will become effective.

4.7.3.  Transfer Agent.  On or prior to the Closing Date, the Company shall have retained a Transfer Agent for the Common Stock.

5.	Indemnification.

5.1         Indemnification of the Underwriters.

5.1.1.  General.  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Underwriters, and each dealer selected by the Representative that participates in the offer and sale of the Securities (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls an Underwriter (“Controlling Person”) within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between an Underwriter and the Company or between an Underwriter and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement, the Prospectus and the Disclosure Package (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, [NYSE Amex/Nasdaq/OTCBB] or FINRA or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with the Underwriter’s Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary Prospectus, the indemnity agreement contained in this Section 5.1.1 shall not inure to the benefit of any Underwriter to the extent that any loss, liability, claim, damage or expense of the Underwriter results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such person as required by the Act and the Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof. The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Public Securities or in connection with the Registration Statement, the Prospectus or the Disclosure Package.

Exhbit 1.1

5.1.2.  Procedure.  If any action is brought against an Underwriter, a Selected Dealer or a Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter, such Selected Dealer or Controlling Person, as the case may be, shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the Underwriter or such Selected Dealer, as the case may be) and payment of actual expenses. Such Underwriter, such Selected Dealer or Controlling Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Underwriter, such Selected Dealer or Controlling Person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter (in addition to local counsel), Selected Dealer and/or Controlling Person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if any Underwriter, Selected Dealer or Controlling Person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

5.2         Indemnification of the Company.  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Disclosure Package, or any amendment or supplement thereto, or in any application, in reliance upon, and in strict conformity with, the Underwriter’s Information; provided, however, that the obligation of each Underwriter to indemnify the Company (including its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) shall be limited to the amount of underwriting discount and commission applicable to the Public Securities to be purchased by such Underwriter hereunder. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Prospectus or the Disclosure Package, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriter by the provisions of Section 5.1.2.

Exhbit 1.1

5.3         Contribution.

5.3.1.  Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Public Securities purchased by such Underwriter. For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriter or the Company, as applicable.

5.3.2.  Contribution Procedure.  Within fifteen days after receipt by any party to this Underwriting Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

Exhbit 1.1

6.	Substitution of Underwriters.

6.1         Not Exceeding 10% of Firm Shares or Option Shares. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Shares or the Option Shares, if the Over-Allotment Option is exercised, hereunder, and if the number of the Firm Shares or Option Shares with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Shares or Option Shares that all Underwriters have agreed to purchase hereunder, then such Firm Shares or Option Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2         Exceeding 10% of Firm Shares or Option Shares. In the event that the default addressed in Section 6.1 relates to more than 10% of the Firm Shares or Option Shares, you may in your discretion arrange for yourself or for another party or parties to purchase such Firm Shares or Option Shares to which such default relates on the terms contained herein. If, within one (1) Business Day after such default relating to more than 10% of the Firm Shares or Option Shares, you do not arrange for the purchase of such Firm Shares or Option Shares, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to you to purchase said Firm Shares or Option Shares on such terms. In the event that neither you nor the Company arrange for the purchase of the Firm Shares or Option Shares to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by you or the Company without liability on the part of the Company (except as provided in Section 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Shares, this Agreement will not terminate as to the Firm Shares; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

6.3         Postponement of Closing Date. In the event that the Firm Shares or Option Shares to which the default relates are to be purchased by the non-defaulting Underwriter, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus that in the opinion of counsel for the Underwriter may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Public Securities.

7.
Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8.	Effective Date of this Underwriting Agreement and Termination Thereof.

8.1         Effective Date.  This Underwriting Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

Exhbit 1.1

8.2         Termination.  You shall have the right to terminate this Underwriting Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities markets in the United States; (ii) if trading on the New York Stock Exchange, the NASDAQ Global Selected Market, the NASDAQ Global Market, the NASDAQ Capital Market or the NYSE Amex shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, (iii) if the United States shall have become involved in a new war or an increase in major hostilities, (iv) if a banking moratorium has been declared by a New York State or federal authority, (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets, (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares, (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Underwriters shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the securities or to enforce contracts made by the Underwriters for the sale of the Securities. Notice of such termination shall be given in writing or may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

8.3         Expenses.  In the event that this Underwriting Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out of pocket expenses related to the transactions contemplated herein then due and payable (including the fees and disbursements of their legal counsel).

8.4         Indemnification.  Notwithstanding any contrary provision contained in this Underwriting Agreement, any election hereunder or any termination of this Underwriting Agreement, and whether or not this Underwriting Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Underwriting Agreement or any part hereof.

9.	Miscellaneous.

9.1         Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two days after such mailing.

If to the Representative:

Brean Murray, Carret & Co., LLC
570 Lexington Avenue
New York, NY 10022
Attn: [_____________]
Fax No.: [_____________]

Exhbit 1.1

Copy to:

Pillsbury Winthrop Shaw Pittman LLP
2300 N Street, NW
Washington, D.C. 20037
Attn: Joseph R. Tiano, Jr.
Fax No.: 202-663-8007

If to the Company:

China SLP Filtration Technology, Inc.
Shishan Industrial Park
Nanhai District, Foshan City
Guangdong Province, PRC
Attn: [_____________]
Fax No.: [_____________]

Copy to:
Guzov Ofsink, LLC
600 Madison Avenue, 14th Floor
New York, NY 10022
Attn: [_____________]
Fax No.: [_____________]

9.2         Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Underwriting Agreement.

9.3         Amendment.  This Underwriting Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4         Entire Agreement.  This Underwriting Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Underwriting Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5         Binding Effect.  This Underwriting Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the Controlling Persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Underwriting Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriters.

9.6         Governing Law.  This Underwriting Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Underwriting Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

Exhbit 1.1

9.7         Execution in Counterparts.  This Underwriting Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Underwriting Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8         Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Underwriting Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Underwriting Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Underwriting Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Underwriting Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[SIGNATURE PAGE FOLLOWS]

Exhbit 1.1

If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.
.
Very truly yours,

CHINA SLP FILTRATION TECHNOLOGY, INC.

By:
Name:
Title:

Accepted on the date first above written, as
Representative of the Underwriters.

BREAN MURRAY, CARRET & CO., LLC

By:
Name:
Title:

Exhbit 1.1

Schedule I

UNDERWRITERS

Name of Underwriter	Number of Initial Securities

Brean Murray, Carret & Co., LLC

Total

Exhbit 1.1

Schedule II

ISSUER FREE WRITING PROSPECTUSES

None.

EXHIBIT A

FORM OF UNDERWRITER’S WARRANT
(See attached)

CHINA SLP FILTRATION TECHNOLOGY, INC.

WARRANT

[________] Shares of Common Stock

[________], 2010

This WARRANT (this “Warrant”) of China SLP Filtration Technology, Inc., a company duly organized and validly existing under the laws of Delaware (the “Company”), is being issued pursuant to that certain Underwriting Agreement, dated as of [_________], 2010, by and between the Company and Brean Murray, Carret & Co., LLC, the Representative of the Underwriters (the “Representative”) relating to a firm commitment public offering (the “Offering”) of [________] shares of common stock, $0.001 par value (the “Shares”), of the Company.

FOR VALUE RECEIVED, the Company hereby grants to [________] and its permitted successors and assigns (collectively, the “Holder”) the right to purchase from the Company up to [________] ([________])1 Shares (such Shares underlying this Warrant, the “Warrant Shares”), at a per share purchase price equal to $[________]2 (the “Exercise Price”), subject to the terms, conditions and adjustments set forth below in this Warrant.

1.           Vesting of Warrant.  This Warrant shall vest and become exercisable on the Base Date.  For purposes of this Warrant, the “Base Date” shall mean [________], 2011.3  Except as otherwise provided for herein or as permitted by applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), this Warrant and the Warrant Shares shall not be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Warrant or the Warrant Shares, for the 180 days following the Base Date.  The Warrant and the Warrant Shares are subject to a 180-day lock-up pursuant to Section 9 hereof in accordance with FINRA Rule 5110(g)(1).

2.           Expiration of Warrant.  This Warrant shall expire on the four (4) year anniversary of the Base Date (the “Expiration Date”).

3.           Exercise of Warrant.  This Warrant shall be exercisable pursuant to the terms of this Section 3.

3.1           Manner of Exercise.

(a)           This Warrant is exercisable in whole or in part at any time and from time to time.  Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 12 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant) as provided in this paragraph.  The date such Notice of Exercise is faxed to the Company shall be the “Exercise Date,” provided that the Holder of this Warrant tenders this Warrant Certificate to the Company within five (5) business days thereafter.  The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of Warrant Shares then being purchased pursuant to such exercise. Upon surrender of this Warrant Certificate, together with appropriate payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.  The Exercise Price may be paid in a “cashless” or “cash” exercise or a combination thereof pursuant to Section 3.1(b) and/or Section 3.1(c) below.

1           5% of the Firm Shares sold in the public offering
2           125% of the public offering price
3           One year anniversary of the Closing Date

(b)           If the Notice of Exercise form elects a “cashless” exercise, the Holder shall thereby be entitled to receive a number of Shares determined as follows:

X = Y [(A – B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value

B = the Exercise Price.

For purposes of this Section 3.1(b), “Fair Market Value” shall be the closing price of the Shares as reported by the [Nasdaq Capital Market/NYSE Amex], or if quoted on an automated quotation service, such automated quotation service, on the date immediately prior to the Exercise Date. If the Shares are not then listed on a national stock exchange or such other quotation system or association, the Fair Market Value of one Share as of the date of determination, shall be as determined in good faith by the Board of Directors of the Company and the Holder.  If the Shares are not then listed on a national securities exchange or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the fair market value of a Share as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(c)           If the Notice of Exercise form elects a “cash” exercise, the Exercise Price per Share for the shares then being exercised shall be payable in cash or by certified or official bank check.

3.2           When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.

3.3           Delivery of Share Certificates and New Warrant.  As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause the name of the Holder (or as Holder may direct) to be entered in the register of members in respect of the Warrant Shares and further cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a)           a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon exercise; and

(b)           in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant (including the delivery of any Warrant Shares as payment of the Exercise Price for such partial exercise of this Warrant).

4.           Certain Adjustments.  For so long as this Warrant is outstanding:

4.1           Mergers or Consolidations.  If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of the Shares otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger or consolidation of the Company with another corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of Shares which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant.  The provisions of this Section 4.1 shall similarly apply to successive Reorganizations and/or Mergers.

4.2           Splits and Subdivisions; Dividends.  In the event the Company should at any time or from time to time effectuate a split or subdivision of the outstanding Shares or pay a dividend in or make a distribution payable in additional Shares or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional Shares (hereinafter referred to as the “Share Equivalents”) without payment of any consideration by such holder for the additional Shares or Share Equivalents (including the additional Shares issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend or distribution is not effectuated.

4.3           Combination of Shares.  If the number of Shares outstanding at any time after the date hereof is decreased by a combination of the outstanding Shares, the per share Exercise Price shall be appropriately increased and the number of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

4.4           Adjustments for Other Distributions.  In the event the Company shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Shares paid out of current or retained earnings and declared by the Company’s board of directors) or options or rights not referred to in Sections 4.1, 4.2 or 4.3, then, in each such case for the purpose of this Section 4.4, upon exercise of this Warrant, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of Warrant Shares as of the record date fixed for the determination of the holders of Shares of the Company entitled to receive such distribution.

5.           No Impairment.  The Company will not, by amendment of its certificate of incorporation and bylaws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder against impairment.

6.           Chief Financial Officer’s Report as to Adjustments.  With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property of the Company, as the case may be) and prepare a report setting forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment,  which report shall be mailed by first class mail, postage prepaid to the Holder.  The Company will also keep copies of all reports at its office maintained pursuant to Section 10.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any prospective purchaser of the Warrant designated by the Holder thereof.

7.           Reservation of Shares.  The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available out of its authorized Shares, free from all taxes, liens and charges with respect to the issue thereof and not subject to preemptive rights or other similar rights of shareholders of the Company, such number of its Shares as shall from time to time be sufficient to effect in full the exercise of this Warrant.  If at any time the number of authorized but unissued Shares shall not be sufficient to effect in full the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company will promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued Shares to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite shareholder approval necessary to increase the number of authorized Shares.  The Company hereby represents and warrants that all Shares issuable upon exercise of this Warrant shall be duly authorized and, when issued and paid for upon exercise, shall be validly issued, fully paid and nonassessable.

8.           Registration and Listing.

8.1           Definition of Registrable Securities; Majority.  As used herein, the term “Registrable Securities” means any Shares issuable upon the exercise of this Warrant, until the date (if any) on which such shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.  For purposes of this Warrant, the term “Majority”, in reference to the holders of Registrable Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrant Shares (assuming the exercise of the entire Warrant) that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, Persons acting as nominees or in conjunction therewith and (ii) have not be resold to the public pursuant to a registration statement filed under the Securities Act.

8.2           Required Registration.

(a)           At any time on or after the Base Date and on or before the five (5) year anniversary of the Base Date, but in no event on not more than one (1) occasion, upon the written request of the holders of the Registrable Securities representing a Majority of such securities, the Company will use its best efforts to effect the registration of the respective shares of the holders of Registrable Securities under the Securities Act to the extent requisite to permit the disposition thereof as expeditiously as reasonably possible, but in no event later than 120 days from the date of such request.

(b)           Registration of Registrable Securities under this Section 8.2 shall be on such appropriate registration form: (i) as shall be selected by the Company, and (ii) as shall permit the disposition of such Registrable Securities in accordance with this Section 8.2.  The Company agrees to include in any such registration statement all information which the requesting holders of Registrable Securities shall reasonably request, which is required to be contained therein.  The Company will pay all Registration Expenses in connection with the effected required registration (as described in Section 8.2(c)) of Registrable Securities pursuant to this Section 8.2.

(c)           A registration requested pursuant to this Section 8.2 shall not be deemed to have been effected: (i) unless a registration statement with respect thereto has become effective or (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the “SEC”) or other governmental agency or court of competent jurisdiction for any reason, other than by reason of some act or omission by a holder of Registrable Securities.

8.3           Piggy Back Registration Rights.

(a)           If the Company, at any time on or before the fourth anniversary of the Base Date, proposes to register any of its securities under the Securities Act (other than in connection with a registration on Form S-8 or comparable forms used by foreign private issuers or any successor forms) whether through a post-effective amendment or new registration statement, and for its own account or for the account of any holder or holders of its shares other than Registrable Securities (any shares of such holder or holders (but not those of the Company and not Registrable Securities) with respect to any registration are referred to herein as, “Other Shares”), the Company shall each such time give prompt (but not less than thirty (30) business days prior to the anticipated filing thereof) written notice to the holders of Registrable Securities of its intention to do so.  Upon the written request of any such holder of Registrable Securities made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), except as set forth in Section 8.3(b), the Company will use its best efforts to effect the registration under the Securities Act of all of the Registrable Securities which the Company has been so requested to register by such holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason in its sole discretion either to not register, to delay or to withdraw registration of such securities, the Company may, at its election, give written notice of such determination to such holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the holders of Registrable Securities entitled to request that such registration be effected as a registration under Section 8.2, (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities (including the Other Shares), without prejudice, however, to the rights of the holders of Registrable Securities entitled to request that such registration be effected as a registration under Section 8.2 and (iii) in the case of a determination to withdraw registration, shall be permitted to withdraw registration, without prejudice, however, to the rights of the holders of Registrable Securities entitled to request that such registration be effected as a registration under Section 8.2.  No registration effected under this Section 8.3 shall relieve the Company of its obligation to effect any registration upon request under Section 8.2, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 8.2.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 8.3.

(b)           If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 8.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Registrable Securities, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities, such Other Shares and shares held by the Company proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to such holder, the other holders of Registrable Securities, and holders of such Other Shares, reduce pro rata in accordance with the number of Shares desired to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resulting aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter’s letter.

8.4           Registration Procedures.  Whenever the holders of Registrable Securities have properly requested that any Registrable Securities be registered pursuant to the terms of this Warrant, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

(b)           notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)           furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders;

(d)           use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(e)           notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(f)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(g)           make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(h)           otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and, at the option of the Company, Rule 158 thereunder;

(i)           in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(j)           use its best efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(k)           if the offering is underwritten, use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

8.5           Listing.  The Company shall secure the listing of the Common Stock underlying this Warrant upon each national securities exchange or automated quotation system upon which Shares are then listed (subject to official notice of issuance) and shall maintain such listing of Shares.  The Company shall at all times comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of the [_____________] (or such other national securities exchange or market on which the Shares may then be listed, as applicable).

8.6           Expenses.  The Company shall pay all Registration Expenses relating to the registration and listing obligations set forth in this Section 8.  For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and FINRA fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance, if any, and (f) fees and disbursements of one counsel for the selling holders of Registrable Securities.  Registration Expenses shall not include any underwriting discounts and commissions which may be incurred in the sale of any Registrable Securities and transfer taxes of the selling holders of Registrable Securities.

8.7           Restrictions.  The Company shall not be obligated to effect a registration pursuant to Section 8.2 during the period beginning on the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred twenty (120) days after the effective date of, a Company-initiated registration (other than a registration pursuant to Form S-8), provided that: (i) if the holder of Registrable Securities elects to have all or some of its Registrable Securities included in the registration pursuant to Section 8.3 hereof, such Registrable Securities are included in the Company-initiated registration statement to the extent required thereunder and (ii) the Company is actively employing in best efforts to cause such registration to become effective.

8.8           Information Provided by Holders.  Any holder of Registrable Securities included in any registration shall furnish to the Company such information as the Company may reasonably request in writing to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.  In the event that a holder of Registrable Securities fails to provide such information on a timely basis, and in any event within seven (7) Business Days of the Company’s written request, then the Company shall be entitled to exclude the Registrable Securities of such holder from such registration and the Company shall nevertheless be deemed to have satisfied its obligations hereunder with respect to such registration.

9.           Restrictions on Transfer. During the 180 days following the Base Date, this Warrant shall not be transferred, sold, assigned, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in its effective economic disposition by Holder except (i) to officers, directors, employees and/or partners of the Representative and members of the underwriting syndicate; (ii) by will, or (iii) by operation of law.  Notwithstanding any other provisions of this Section 9, this Warrant or the Warrant Shares may only be transferred or assigned to the persons permitted under FINRA Rule 5110(g)(2) for the 180 days following the Base Date.

10.           Ownership, Transfer and Substitution of Warrant.

10.1           Ownership of Warrant.  The Company may treat any Person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary.  Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

10.2           Office; Exchange of Warrant.

(a)           The Company will maintain its principal office at the location identified in the prospectus relating to the Offering or at such other offices as set forth in the Company’s most current filing (as of the date notice is to be given) under the Exchange Act or as the Company otherwise notifies the Holder.

(b)           The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a Warrant Register for the registration and transfer of the Warrant.  The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such Warrant Register.  The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c)           Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of Shares called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).

10.3           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

11.           No Rights or Liabilities as Stockholder.  No Holder shall be entitled to vote or receive dividends or be deemed the holder of any Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.  The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

12.           Notices.  Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows: (a) if to the Holder, c/o [____________]; or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof.  Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next Business Day, on the first Business Day after deposit with such courier service, or (iv) if sent by registered or certified mail, five (5) Business Days after deposit thereof in the U.S. mail.

13.           Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Shares underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for Shares underlying this Warrant in a name other that of the Holder.  The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Shares underlying this Warrant upon exercise hereof.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.

CHINA SLP FILTRATION TECHNOLOGY, INC.

By:	/s/
Name
Title

[Signature Page to Underwriter’s Warrant]

IN WITNESS WHEREOF, the Holder has caused this Warrant to be duly executed as of the date first above written and agrees to be bound by the terms and provisions of this Warrant.

BREAN MURRAY, CARRET & CO., LLC

By:	/s/
Name
Title

[Signature Page to Underwriter’s Warrant Issued by China SLP Filtration Technology, Inc.]

EXHIBIT A
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Warrant]

To China SLP Filtration Technology, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to __________ Warrant Shares, at an exercise price per share of $____, and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10, in the name of, and delivered to:

______________________________________
______________________________________
______________________________________
______________________________________

The undersigned is hereby making payment for the Warrant Shares in the following manner: _______________________ [describe desired payment method as provided for in 3.1 of the Warrant].

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated: _______________

________________________________________
Print or Type Name

________________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

________________________________________
(Street Address)

________________________________________
(City)                      (State)      (Zip Code)

EXHIBIT B
FORM OF ASSIGNMENT
[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto _____________________ [include name and addresses] the rights represented by the Warrant to purchase __________ Shares of China SLP Filtration Technology, Inc. to which the Warrant relates, and appoints _____________________ Attorney to make such transfer on the books of China SLP Filtration Technology, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                            _______________________________________
                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of Warrant)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)        (State)      (Zip Code)

Signed in the presence of:

                                        ________________________________________
                                        (Signature of Transferee)

                                        ________________________________________
                                        (Street Address)

                                        ________________________________________
                                        (City)        (State)      (Zip Code)
Signed in the presence of:

EXHIBIT B

Lock-Up Agreement

___________ __, 2010

Brean Murray, Carret & Co., LLC
570 Lexington Avenue
New York, NY 10022

Ladies and Gentlemen:

The undersigned understands that Brean Murray, Carret & Co., LLC, as representative for the underwriters (“Brean Murray”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with China SLP Filtration Technology, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Offering”) by the Company of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”).

In consideration of the foregoing, and in order to induce you and other underwriters to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, without the prior written consent of Brean Murray for a period of 90 days from the date that the Registration Statement becomes effective (the “Lock-Up Period”), directly or indirectly, (i) offer, sell (including “short” selling), assign, transfer, encumber, pledge, register, contract to sell, grant an option, right or warrant to purchase, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), announce the intention to sell, sell any option or contract to purchase, purchase any option or contract to sell, or otherwise dispose of any shares of Common Stock or securities, options or rights convertible or exchangeable into, or exercisable for, Common Stock held of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act); or (ii) enter any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in either case, the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Brean Murray waives, in writing, such extension.

The undersigned agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this agreement during the period from and including the date that the Registration Statement becomes effective through and including the 34th day following the expiration of the 90-day period, the undersigned will give prior notice thereof to the Company and will not consummate any such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as the same may have been extended pursuant to the previous paragraph) has expired.

The undersigned further agrees that it will not, during the Lock-Up Period, make any demand or request for or exercise any right with respect to the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.  Notwithstanding anything to the contrary contained herein Brean Murray acknowledges and agrees that the shares set forth in Exhibit A are being registered for resale pursuant to the Registration Statement.

Notwithstanding the foregoing, the undersigned may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company’s Common Stock either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family, or if the undersigned is a corporation, company, business trust, association, limited liability company, partnership, limited liability partnership, limited liability limited partnership or other entity (collectively, the “Entities” or, individually, the “Entity”), the undersigned may transfer shares of Common Stock to any Entity which is directly or indirectly controlled by the undersigned; provided, however, that, prior to any such transfer, each transferee shall execute an agreement, satisfactory to Brean Murray pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof.  For the purposes of this paragraph, “immediate family” shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.  In addition, for the avoidance of doubt, nothing in this agreement shall restrict the ability of the undersigned to purchase shares of Common Stock on the open market or exercise any option to purchase shares of Common Stock granted under any benefit plan of the Company.

The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement.  The undersigned also hereby waives any notice requirement concerning the Company’s intention to file the Registration Statement and sell shares of Common Stock thereunder.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, held by the undersigned except in compliance with this agreement.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands and agrees that Brean Murray shall have the right to specifically enforce all of the obligations of the undersigned under this agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this agreement and to exercise all other rights granted by law.  Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this agreement, any remedy at law may prove to be inadequate relief to Brean Murray.  Therefore, the undersigned agrees that Brean Murray shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

The undersigned understands that the undersigned shall be released from all obligations under this agreement if (i) the Company or the Underwriters inform the other in writing that it does not intend to proceed with the Offering, (ii) the underwriting agreement providing for the offering (the “Underwriting Agreement”) does not become effective before December 31, 2010, (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) is terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iv) the Offering is not completed by December 31, 2010.

The undersigned agrees that if any provision of this agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this agreement shall remain in full force and effect and shall be binding upon the undersigned.

The undersigned agrees that the terms and provisions of this agreement shall be construed in accordance with the laws of the State of New York and the federal laws of the United States of America applicable therein.

Very truly yours,

(Name):

(Address)